UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 22, 2010
(Date of earliest event reported)

KINGSTONE COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-1665	36-2476480
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1154 Broadway, Hewlett, NY	11557
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (516) 374-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Kingstone Companies, Inc. (the “Company”) was held on June 22, 2010.  The following is a listing of the votes cast for or withheld with respect to each nominee for director and a listing of the votes cast for and against, as well as abstentions, with respect to the approval of an amendment to the Company’s 2005 Equity Participation Plan:

1.           Election of Board of Directors:

	Number of Shares
	For	Withheld

Barry B. Goldstein	1,769,860	142,690
Michael R. Feinsod	1,769,840	142,710
Jay M. Haft	1,766,823	145,727
David A. Lyons	1,769,840	142,710
Jack D. Seibald	1,769,840	142,710

2.           Approval of amendment to the Company’s 2005 Equity Participation Plan to increase the number of shares authorized to be issued thereunder from 300,000 to 550,000:

For	1,896,651
Against	15,779
Abstentions	120

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSTONE COMPANIES, INC.

Dated: June 25, 2010	By:	/s/ Barry B. Goldstein
Barry B. Goldstein
President